LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

Seeking growth of capital through professional management and diversification of investments in securities having potential for capital appreciation

KEMPER GROWTH FUND

 "... Our efforts to keep the fund closely in line with the sector weightings of the Russell 1000 Growth index really paid off, particularly when technology stocks crumbled toward the end of the period. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER GROWTH FUND          KEMPER GROWTH FUND        LIPPERLARGE-CAP GROWTH
KEMPER GROWTH FUND CLASS A                               CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
--------------------------                         ------------------          ------------------        -----------------------
39.4                                                      38.86                       38.79                       37.61

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER GROWTH FUND CLASS A       $20.05    $15.79
 .........................................................
    KEMPER GROWTH FUND CLASS B       $18.44    $14.69
 .........................................................
    KEMPER GROWTH FUND CLASS C       $18.67    $14.87
 .........................................................

 KEMPER GROWTH FUND
 LIPPER RANKINGS AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                    CLASS A               CLASS B               CLASS C
 ..................................................................................
    1-YEAR     #200 of 436 funds     #210 of 436 funds     #209 of 436 funds
 ..................................................................................
    5-YEAR     #169 of 185 funds     #174 of 185 funds     #173 of 185 funds
 ..................................................................................
    10-YEAR     #52 of 63 funds             N/A                   N/A
 ..................................................................................
    15-YEAR     #30 of 39 funds             N/A                   N/A
 ..................................................................................
    20-YEAR     #22 of 30 funds             N/A                   N/A
 ..................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                          LONG-TERM
                                         CAPITAL GAIN
 .........................................................
    KEMPER GROWTH FUND CLASS A              $1.76
 .........................................................
    KEMPER GROWTH FUND CLASS B              $1.76
 .........................................................
    KEMPER GROWTH FUND CLASS C              $1.76
 .........................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER GROWTH FUND
                           IN THE LARGE-CAP GROWTH CATEGORY. PLEASE CONSULT
                           THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

CYCLICAL STOCK A stock that carries a high degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND. SHE IS ALSO A CERTIFIED FINANCIAL ANALYST. SHE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

KEMPER GROWTH FUND POSTED EXCELLENT RETURNS FOR THE SEMIANNUAL PERIOD. BELOW, LEAD PORTFOLIO MANAGER VALERIE MALTER DISCUSSES THE MARKET CLIMATE AND HER PURE-GROWTH APPROACH TO QUALITY LARGE-CAP STOCKS.

Q      HOW DID KEMPER GROWTH FUND PERFORM DURING THE SEMI-ANNUAL PERIOD?

A      Despite sustained stock market volatility, fund performance was extremely strong. The fund gained 39.40 percent (Class A shares, unadjusted for any sales charges) for the six months ended March 31, 2000. The fund outpaced its benchmark, the Russell 1000 Growth index, which rose 34.06 percent, and its peer-group average, the Morningstar Large Company Growth category, which was up
37.61 percent.

  Our efforts to keep the fund closely in line with the sector weightings of the Russell 1000 Growth index really paid off, particularly when technology stocks crumbled toward the end of the period. While our investment strategy is not quite sector neutral, we are committed to controlling risk through diversification. We aim to keep our sector weightings within plus or minus 5 percent of each sector in the Russell 1000 Growth index. This discipline keeps us from trying to guess the next hot sector, or being seduced by stocks with a lot of MOJO. And it helps ensure that the fund will be positioned to capture gains when sectors bounce back, as it did during the period.

Q      COULD YOU PROVIDE AN OVERVIEW OF THE MARKET CLIMATE, HIGHLIGHTING
SPECIFIC CHALLENGES YOU FACED IN MANAGING THE FUND?

A      The market provided a textbook example of why diversification and a long-term, rational outlook are so important. Throughout the six-month period, we continued to see unprecedented levels of market volatility. Despite the fluctuations, however, most market indices, along with large-cap stocks, ultimately climbed to new highs.

  The period began in October with strong performance in large-cap domestic growth stocks -- the mainstay of Kemper Growth Fund. In November and December, investors seemingly turned a blind eye to fundamentals, rewarding lower-quality stocks over higher ones. Smaller, high-flying tech stocks -- many of them the untested, trendy ".com" stocks that we stay away from -- were grabbing headlines with strong performance. After some profit taking in January, the fund quickly regained its footing when the market surged ahead once again. Fund performance continued apace throughout February and the first half of March, buoyed by biotech stocks, consumer discretionary stocks, retailers and technology stocks. The period ended on a low note, with a collapse of the tech sector and a precipitous drop in some consumer staples, most notably Procter & Gamble -- one of the fund's longtime holdings.

Q      THE FEDERAL RESERVE BOARD INCREASED INTEREST RATES REPEATEDLY THROUGHOUT
THE PERIOD. HOW DID RISING RATES AFFECT LARGE-CAP GROWTH STOCK PERFORMANCE?

A      A rising-interest-rate environment typically takes its toll on growth stocks. That's because rising rates generally signal an accelerating economy, a scenario that tends to drive investors toward more cyclical


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

stocks. During the period, we did see rotation between growth and cyclical value stocks as well as large-and small-cap stocks.

  While we're closely monitoring and researching how economic trends affect individual companies, we do not allow short-term macroeconomic fluctuations to drive our investment discipline. Regardless of the direction of interest rates, our job is to seek growth stocks with superior fundamentals and earnings potential.

  So, while other fund managers would eliminate positions in sectors that tend to underperform in rising-rate environments, we examine each company's fundamental ability to sustain momentum regardless of sector. The prudence of this strategy is evidenced by the performance of Morgan Stanley. Financial services stocks generally suffer when rates rise, but the company was up significantly for the period. In our opinions, Morgan Stanley is one of the most well-managed of the investment banks. It has the broadest business interests and consistently lands the highest-profile deals.

Q      WHAT WORKED WELL FOR THE FUND?

A      Again diversification and adherence to a strict investment discipline were key. Most sectors experienced wild swings -- as much as 5 to 15 percent. Anticipating rotations and trading issues is tough in any market, but it was almost impossible in this one. And since performance of individual stocks within sectors was uneven, we needed to be especially careful about subsector exposure as well.

  In January and February, the fund benefited from robust gains in biotech stocks, in which the fund has a modest overweight compared with the benchmark, and in pharmaceuticals. Two of the fund's largest holdings, Pfizer and Warner Lambert, did especially well. Despite the slide in technology at the tail end of March, many of the fund's tech holdings turned in strong performance for the period. Notably, semiconductor stocks AMAT and Teredyne posted very strong gains. Holdings in retailers, including Home Depot and The Gap, also contributed to the fund's overall returns.

Q      DESPITE THE FUND'S STRONG GAINS, WAS THERE ANYTHING THAT HINDERED
PERFORMANCE?

A      As I mentioned earlier, we were disappointed by one of the fund's significant, longtime holdings, Procter & Gamble (P&G). In February, it became known that P&G was considering the acquisitions of Warner Lambert and American Home. This raised some red flags for us, and we decided, at that time, to reduce the fund's holdings in the stock by half, to 1 percent. Until recently, company management had been successful in controlling costs, executing new product introductions and managing distribution. An earnings disappointment in March, however, sent the stock plunging 35 percent.

  P&G was unfortunately not alone. Most consumer staples stocks suffered losses for the period. These are primarily the so-called old-economy stocks in which many of today's investors appear to have lost interest. We firmly believe that the intense focus on the so-called new economy is myopic. People will continue to need and want the products these long established companies produce, and their prospects for earnings growth remain positive. Though it's impossible to say for sure, the broad sell-off in technology stocks and the strong performance of consumer staples in March suggests that some investors are realizing the wisdom of time-tested valuation methods and that old-economy stocks are returning to favor.

  Financial stocks also underperformed, with the notable exceptions of Morgan Stanley, as we mentioned earlier, and Charles Schwab.

Q      THE FUND'S TOP 10 HOLDINGS INCLUDE EIGHT OF THE SAME NAMES THAT WERE
INCLUDED AT THE BEGINNING OF THE SEMIANNUAL PERIOD. IS IT PART OF YOUR STRATEGY TO BUY AND HOLD?

A      Absolutely. Before we buy a stock, we must believe in its long-term merits. We evaluate each stock, using rigorous proprietary fundamental research supplemented by quantitative measures. Once we've purchased a stock, we're not going to sell it because of short-term nonfundamental price changes. Also, we don't believe that constantly shifting the portfolio serves our shareholders.

Q      GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT IS YOUR OUTLOOK FOR
EQUITY INVESTING IN THE NEAR TERM?

A It's important to remember that no one can predict with certainty how the markets or any sector will perform. However, we believe that slower economic growth is likely. There is an inverse relationship between price-earnings ratios and rising interest rates; therefore, it is also likely that investors will have to pay a premium for companies with rapidly growing earnings.

  If the Federal Reserve Board is successful at dramatically slowing

PERFORMANCE UPDATE

the current economic growth, we believe the tech sector will slow down as well. This could surprise some investors who seem to believe that the tech market is impenetrable by outside global forces. We will continue to look for the companies with the strongest fundamentals and take advantage of price weaknesses to "nibble away" at those we want over the long term, but have been unable to buy at higher prices. We'll look particularly at the semiconductor subsector. As the demand for better, faster data transmission continues to grow, many manufacturers are seeing orders accelerate and business fundamentals improve.

  We're keeping a lookout for retailers who can grow their concepts via the Web. Most traditional retailers are currently in an expansion phase. We believe that those with systems in place will continue to use the Internet to their advantage to build sales and increase efficiencies.

  In addition, we think that investors have been overly pessimistic about pharmaceutical stocks. Demographic trends, combined with the capacity of some companies to develop new products, make the prospects for large pharmaceuticals better than ever. This suggests that there will be more valuable drugs introduced in the near future. If opportunities present themselves, we may increase exposure to certain names or add others.

  Despite the market's recent challenges, we remain committed to our pure-growth investment philosophy. We believe that over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns. Especially in times of market turbulence, it's important to maintain a long-term outlook. We continue to believe that quality large-cap domestic growth stocks offer excellent prospects for fund investors.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2000, AND ON SEPTEMBER 30, 1999.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON              KEMPER GROWTH FUND ON
                                                                          3/31/00                            9/30/99
                                                                   ---------------------              ---------------------
Technology                                                                  40.4                               31.2
Consumer nondurables                                                        20.8                               23.2
Health care                                                                 13.9                               16.7
Communications services                                                     11.2                               11.3
Capital goods                                                                8.7                               11.6
Finance                                                                      3.8                                  5
Energy                                                                       1.2                                  1

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER GROWTH FUND REPRESENTED ON MARCH 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON           RUSSELL 1000 GROWTH INDEX ON
                                                                          3/31/00                            3/31/00
                                                                   ---------------------           ----------------------------
Technology                                                                 40.40                              50.30
Consumer nondurables                                                       20.80                              20.20
Health care                                                                13.90                              13.20
Communications services                                                    11.20                               3.70
Capital goods                                                               8.70                               8.40
Finance                                                                     3.80                               2.90
Energy                                                                      1.20                               0.30
Utilities                                                                   0.00                               0.50
Transportation                                                              0.00                               0.20
Basic industries                                                            0.00                               0.50

* The Russell 1000 Growth index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 38.4 percent of the fund's total net assets on March 31, 2000.

            HOLDINGS                                                            PERCENT
---------------------------------------------------------------------------------------
1.          CISCO SYSTEMS                 Large, comprehensive supplier of       7.3%
                                          routing software and related systems
                                          that direct the flow of data between
                                          local networks.
---------------------------------------------------------------------------------------
2.          INTEL                         Engaged in the design, development,    6.0%
                                          manufacture and sale of advanced
                                          semiconductors and integrated
                                          circuits.
---------------------------------------------------------------------------------------
3.          MICROSOFT                     Develops, markets and supports a       5.1%
                                          variety of software, operating
                                          systems, language and application
                                          programs.
---------------------------------------------------------------------------------------
4.          GENERAL ELECTRIC              A broadly diversified company with     4.4%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems, aircraft
                                          engines, financial services and
                                          broadcasting.
---------------------------------------------------------------------------------------
5.          SUN MICROSYSTEMS              A provider of high-performance         3.5%
                                          workstations, servers and networking
                                          software for the engineering,
                                          scientific, commercial and technical
                                          industries.
---------------------------------------------------------------------------------------
6.          HOME DEPOT                    Operates retail stores carrying        2.7%
                                          building supplies and home-
                                          improvement products.
---------------------------------------------------------------------------------------
7.          MEDTRONIC                     Manufactures medical devices that      2.5%
                                          help regulate erratic heartbeats,
                                          tremors, and incontinence. About
                                          half of its sales come from
                                          defibrillators and pacing products.
---------------------------------------------------------------------------------------
8.          PFIZER                        Global diversified research-based      2.4%
                                          healthcare company that develops,
                                          manufactures and markets a wide
                                          variety of products for human and
                                          animal health care.
---------------------------------------------------------------------------------------
9.          AMERICA ONLINE                Global leader in consumer on-line      2.3%
                                          services, including Internet access,
                                          e-mail, software, computer support
                                          and electronic periodicals. Owns
                                          Netscape Communications.
---------------------------------------------------------------------------------------
10.         APPLIED MATERIALS             A leading maker of the complex         2.2%
                                          manufacturing equipment used in
                                          semiconductor factories, or fabs.
---------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND
Portfolio of Investments at March 31, 2000 (unaudited)

    SHORT-TERM NOTES--1.6%                                                        PRINCIPAL AMOUNT       VALUE

    REPURCHASE
    AGREEMENT--.9%
                                             State Street Bank and Trust
                                               Company,
                                               6.05%, 4/3/2000, to be
                                               repurchased at $31,238,742
                                               (Cost $31,223,000)                   $31,223,000      $   31,223,000
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS--.7%
                                             Deutsche Bank Financial, Inc.,
                                               5.83%, 04/13/2000
                                               (Cost $24,951,417)                    25,000,000          24,951,417
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--98.4%                                                          NUMBER OF SHARES       VALUE

    CONSUMER
    DISCRETIONARY--10.0%
    DEPARTMENT & CHAIN
      STORES--8.3%
                                             Costco Wholesale Corp.*                    960,100          50,465,256
                                             Gap, Inc.                                  612,500          30,510,156
                                             Home Depot, Inc.                         1,433,550          92,463,975
                                             Target Corp.                               523,800          39,154,050
                                             Wal-Mart Stores, Inc.                    1,327,300          73,665,150
                                             --------------------------------------------------------------------------
                                                                                                        286,258,587

    RECREATIONAL PRODUCTS--.5%
                                             Premier Parks, Inc.*                       741,600          15,573,600
                                             --------------------------------------------------------------------------

    SPECIALTY RETAIL--1.2%
                                             Circuit City Stores, Inc.                  700,000          42,612,500
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.8%
    FOOD & BEVERAGE--2.0%
                                             Bestfoods                                  592,200          27,722,362
                                             PepsiCo, Inc.                            1,242,400          42,940,450
                                             --------------------------------------------------------------------------
                                                                                                         70,662,812

    PACKAGE GOODS/
    COSMETICS--4.8%
                                             Colgate-Palmolive Co.                      999,500          56,346,812
                                             Estee Lauder Companies Inc. "A"            814,700          40,785,919
                                             Gillette Co.                             1,039,200          39,164,850
                                             Procter & Gamble Co.                       549,400          30,903,750
                                             --------------------------------------------------------------------------
                                                                                                        167,201,331
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--13.8%
    BIOTECHNOLOGY--2.9%
                                             Amgen Inc.*                                494,500          30,349,937
                                             Genentech, Inc.*                           188,700          28,682,400
                                             MedImmune, Inc.*                           228,700          39,822,388
                                             --------------------------------------------------------------------------
                                                                                                         98,854,725

    MEDICAL SUPPLY &
    SPECIALTY--2.5%
                                             Medtronic, Inc.                          1,665,420          85,665,041
                                             --------------------------------------------------------------------------

    PHARMACEUTICALS--8.4%
                                             Allergan, Inc.                             553,200          27,660,000
                                             Bristol-Myers Squibb Co.                   454,600          26,253,150
                                             Johnson & Johnson, Inc.                    522,400          36,600,650
                                             Merck & Co., Inc.                          925,800          57,515,325
                                             Pfizer, Inc.                             2,279,500          83,344,219
                                             Warner-Lambert Co.                         614,400          59,904,000
                                             --------------------------------------------------------------------------
                                                                                                        291,277,344

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    COMMON STOCKS                                                                 NUMBER OF SHARES       VALUE

    COMMUNICATIONS--3.6%
    CELLULAR TELEPHONE--1.7%
                                             American Tower Corp. "A"*                  480,000      $   23,700,000
                                             Vodafone AirTouch PLC (ADR)                658,300          36,576,794
                                             --------------------------------------------------------------------------
                                                                                                         60,276,794

    TELEPHONE/
    COMMUNICATIONS--1.9%
                                             JDS Uniphase Corp.*                        544,900          65,694,506
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--3.7%
    INSURANCE--.9%
                                             American International Group, Inc.         288,000          31,536,000
                                             --------------------------------------------------------------------------

    CONSUMER FINANCE--1.5%
                                             American Express Co.                       178,100          26,525,769
                                             Capital One Finance Corp.                  545,600          26,154,700
                                             --------------------------------------------------------------------------
                                                                                                         52,680,469

    OTHER FINANCIAL
    COMPANIES--1.3%
                                             Morgan Stanley Dean Witter & Co.           559,800          45,658,688
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--7.5%
    ADVERTISING--1.4%
                                             Omnicom Group, Inc.                        501,500          46,858,906
                                             --------------------------------------------------------------------------

    BROADCASTING &   ENTERTAINMENT--3.7%
                                             Clear Channel Communications, Inc.*        746,800          51,575,875
                                             Infinity Broadcasting Corp. "A"*         1,135,425          36,759,384
                                             Univision Communication, Inc.*             356,250          40,256,250
                                             --------------------------------------------------------------------------
                                                                                                        128,591,509

    CABLE TELEVISION -- 2.4%
                                             AT&T Corp. -- Liberty Media
                                               Group "A"*                               730,400          43,276,200
                                             EchoStar Communications Corp. "A"*         492,200          38,883,800
                                             --------------------------------------------------------------------------
                                                                                                         82,160,000
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.6%
    EDP SERVICES--1.7%
                                             Electronic Data Systems Corp.              936,250          60,095,547
                                             --------------------------------------------------------------------------

    INVESTMENT--1.0%
                                             Charles Schwab Corp.                       598,500          34,002,281
                                             --------------------------------------------------------------------------

    MISCELLANEOUS
    COMMERCIAL--.4%
                                             Siebel Systems, Inc.*                      105,400          12,588,713
                                             --------------------------------------------------------------------------

    MISCELLANEOUS CONSUMER--.5%
                                             eBay, Inc.*                                106,700          18,779,200
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--1.4%
    TELECOMMUNICATIONS
      EQUIPMENT--1.4%
                                             Lucent Technologies, Inc.                  791,900          48,107,925
                                             --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.2%
    DIVERSIFIED MANUFACTURING--5.8%
                                             General Electric Co.                       974,400         151,214,700
                                             Textron, Inc.                              840,800          51,183,700
                                             --------------------------------------------------------------------------
                                                                                                        202,398,400

    INDUSTRIAL SPECIALTY--1.4%
                                             QUALCOMM Inc.*                             320,990          47,927,819
                                             --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

    COMMON STOCKS                                                                   NUMBER OF SHARES       VALUE

    TECHNOLOGY--39.6%
    COMPUTER SOFTWARE--9.7%
                                             America Online, Inc.*                      1,163,800      $   78,265,550
                                             Computer Associates International,
                                               Inc.*                                      455,300          26,948,069
                                             I2 Technologies Inc.*                         90,800          11,088,950
                                             Microsoft Corp.*                           1,651,350         175,455,938
                                             Oracle Corp.*                                562,800          43,933,575
                                             ----------------------------------------------------------------------------
                                                                                                          335,692,082

    DIVERSE ELECTRONIC
    PRODUCTS--6.0%
                                             Aether Systems, Inc.*                        104,700          19,003,050
                                             Applied Materials, Inc.*                     797,600          75,173,800
                                             Dell Computer Corp.*                         454,600          24,519,987
                                             Motorola Inc.                                270,200          38,469,725
                                             Teradyne, Inc.*                              618,300          50,855,175
                                             ----------------------------------------------------------------------------
                                                                                                          208,021,737

    EDP PERIPHERALS--2.3%
                                             Ariba, Inc.*                                 192,350          40,321,369
                                             EMC Corp.*                                   330,800          41,350,000
                                             ----------------------------------------------------------------------------
                                                                                                           81,671,369

    ELECTRONIC COMPONENTS--7.9%
                                             Broadcom Corp.*                               46,400          11,269,400
                                             Cisco Systems, Inc.*                       3,282,200         253,755,087
                                             Juniper Networks, Inc.*                       28,900           7,616,956
                                             ----------------------------------------------------------------------------
                                                                                                          272,641,443

    ELECTRONIC DATA
    PROCESSING--4.5%
                                             International Business Machines Corp.        294,900          34,798,200
                                             Sun Microsystems, Inc.*                    1,302,900         122,085,802
                                             ----------------------------------------------------------------------------
                                                                                                          156,884,002

    SEMICONDUCTORS--9.2%
                                             Intel Corp.                                1,582,900         208,843,869
                                             Linear Technology Corp.                      800,700          44,038,500
                                             Vitesse Semiconductor Corp.*                 700,150          67,389,438
                                             ----------------------------------------------------------------------------
                                                                                                          320,271,807
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.2%
    OILFIELD SERVICES--1.2%
                                             Schlumberger Ltd.                            554,600          42,426,900
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost $2,181,443,016)                                      3,413,072,037
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $2,237,617,433)                                     $3,469,246,454
                                             ----------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $2,237,617,433. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,231,629,021. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,334,219,169 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $102,590,148.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $2,237,617,433)       $3,469,246,454
------------------------------------------------------------------------------
Cash                                                                       733
------------------------------------------------------------------------------
Dividends receivable                                                 1,502,190
------------------------------------------------------------------------------
Interest receivable                                                      5,247
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     20,119,716
------------------------------------------------------------------------------
Other assets                                                            73,525
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,490,947,865
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   11,803,470
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     1,009,346
------------------------------------------------------------------------------
Accrued management fee                                               1,525,871
------------------------------------------------------------------------------
Other accrued expenses                                               3,862,292
------------------------------------------------------------------------------
Total liabilities                                                   18,200,979
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,472,746,886
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  (10,178,807)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                     1,231,629,021
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               253,900,146
------------------------------------------------------------------------------
Paid-in capital                                                  1,997,396,526
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,472,746,886
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,798,766,048 / 139,610,783 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $20.05
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of 20.05)                 $21.27
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($608,662,421
  / 33,005,258 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $18.44
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($39,868,770 /
  2,135,057 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $18.67
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($25,449,647 / 1,242,786 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $20.48
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (unaudited)

INVESTMENT INCOME
Dividends                                                       $    6,265,492
------------------------------------------------------------------------------
Interest                                                             2,197,442
------------------------------------------------------------------------------
Total income                                                         8,462,934
------------------------------------------------------------------------------
Expenses:
Management fee                                                       8,290,368
------------------------------------------------------------------------------
Services to shareholders                                             3,723,473
------------------------------------------------------------------------------
Custodian fees                                                          39,022
------------------------------------------------------------------------------
Distribution services fees                                           2,211,443
------------------------------------------------------------------------------
Administrative service fees                                          3,804,221
------------------------------------------------------------------------------
Auditing                                                                47,068
------------------------------------------------------------------------------
Legal                                                                    8,526
------------------------------------------------------------------------------
Trustees' fees and expenses                                             66,092
------------------------------------------------------------------------------
Reports to shareholders                                                481,162
------------------------------------------------------------------------------
Registration fees                                                       31,951
------------------------------------------------------------------------------
Other                                                                   37,884
------------------------------------------------------------------------------
Total expenses, before expense reductions                           18,741,210
------------------------------------------------------------------------------
Expense reductions                                                     (99,469)
------------------------------------------------------------------------------
Total expenses, after expense reductions                            18,641,741
------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (10,178,807)
------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          259,026,917
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     752,580,354
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,011,607,271
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $1,001,428,464
------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED
                                                                   MARCH 31,                 YEAR ENDED
                                                                     2000                  SEPTEMBER 30,
                                                                  (UNAUDITED)                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $   (10,178,807)           $  (15,952,901)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            259,026,917               282,344,381
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      752,580,354               498,225,667
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      1,001,428,464               764,617,147
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                          (226,717,830)               (8,410,627)
---------------------------------------------------------------------------------------------------------
  Class B                                                           (54,577,473)                  (99,496)
---------------------------------------------------------------------------------------------------------
  Class C                                                            (2,976,203)                 (100,564)
---------------------------------------------------------------------------------------------------------
  Class I                                                            (2,054,267)               (2,647,071)
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           961,619,651             1,002,052,000
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       270,011,586                10,651,000
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,052,231,339)            1,397,339,092
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
  transactions                                                      179,399,898              (384,636,092)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   894,502,589               368,723,297
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 2,578,244,297             2,209,521,000
---------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of ($10,178,807) and $0, respectively)        $ 3,472,746,886            $2,578,244,297
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

                                                            FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived for the financial statements.

                                                                                CLASS A
                                       SIX MONTHS
                                         ENDED
                                       MARCH 31,                                YEAR ENDED SEPTEMBER 30,
                                          2000          -------------------------------------------------------------------------
                                      (UNAUDITED)           1999            1998           1997         1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                        $    15.79        $    11.72           15.47         17.21        16.07        12.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)(c)         (0.05)(c)       (0.01)(c)      0.00         0.12         0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions           6.07              4.18           (1.65)         2.61         2.74         3.27
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              6.02              4.13           (1.66)         2.61         2.86         3.32
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                         --                --              --            --        (0.04)          --
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                               (1.76)            (0.06)          (2.09)        (4.35)       (1.68)       (0.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.76)            (0.06)          (2.09)        (4.35)       (1.72)       (0.18)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $    20.05        $    15.79           11.72         15.47        17.21        16.07
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                         39.40**           35.29          (11.78)        19.97        19.62        26.07
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                               2,798,766         2,054,353       1,646,444     1,907,904    1,817,163    1,685,271
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.10*             1.05            1.04          1.06         1.07         1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.09*             1.05            1.04          1.06         1.07         1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                   (0.54)*           (0.36)          (0.09)         0.07         0.65         0.43
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     54*               97             122           201          150           67
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                   SIX MONTHS
                                                     ENDED
                                                   MARCH 31,                          YEAR ENDED SEPTEMBER 30,
                                                      2000        ----------------------------------------------------------------
                                                   (UNAUDITED)       1999          1998          1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                     $  14.69       $  11.03         14.83        16.82      15.85      12.88
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.10)(c)      (0.21)(c)     (0.16)(c)    (0.16)     (0.09)     (0.08)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                5.61           3.93         (1.55)        2.52       2.74       3.23
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         5.51           3.72         (1.71)        2.36       2.65       3.15
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         (1.76)         (0.06)        (2.09)       (4.35)     (1.68)     (0.18)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (1.76)         (0.06)        (2.09)       (4.35)     (1.68)     (0.18)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  18.44       $  14.69         11.03        14.83      16.82      15.85
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                                    38.86**        33.77        (12.73)       18.68      18.47      24.83
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            608,662        479,151       526,921      874,293    874,132    780,522
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.72*          2.17          2.14         2.13       2.05       2.17
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.72*          2.17          2.14         2.13       2.05       2.17
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (1.17)*        (1.48)        (1.19)       (1.00)     (0.33)     (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                54*            97           122          201        150         67
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                SIX MONTHS
                                                  ENDED
                                                MARCH 31,                     YEAR ENDED SEPTEMBER 30,
                                                  2000        ---------------------------------------------------------
                                                (UNAUDITED)     1999         1998        1997      1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                  $ 14.87        11.13        14.91      16.87     15.87     12.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.12)(c)    (0.18)(c)    (0.14)(c)  (0.13)    (0.06)    (0.07)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            5.68         3.98        (1.55)      2.52      2.74      3.24
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     5.56         3.80        (1.69)      2.39      2.68      3.17
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions       (1.76)       (0.06)       (2.09)     (4.35)    (1.68)    (0.18)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.76)       (0.06)       (2.09)     (4.35)    (1.68)    (0.18)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 18.67       $14.87        11.13      14.91     16.87     15.87
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                                38.79**      34.19       (12.50)     18.87     18.65     24.99
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         39,869       25,838       15,569     18,128    11,359     5,161
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.95*        1.90         1.98       1.99      1.95      2.03
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.95*        1.90         1.98       1.99      1.95      2.03
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.40)*      (1.21)       (1.03)     (0.86)    (0.23)    (0.43)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            54*          97          122        201       150        67
-----------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS I
                                                SIX MONTHS
                                                  ENDED                                                    JULY 3
                                                MARCH 31,             YEAR ENDED SEPTEMBER 30,               TO
                                                  2000        -----------------------------------------   SEPTEMBER 30,
                                                (UNAUDITED)     1999         1998        1997     1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $ 16.07        11.88        15.60      17.26    16.09       14.80
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.01)(c)       --(c)      0.05(c)    0.08     0.19        0.03
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            6.18         4.25        (1.68)      2.61     2.74        1.26
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     6.17         4.25        (1.63)      2.69     2.93        1.29
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                --           --           --         --    (0.08)         --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions       (1.76)       (0.06)       (2.09)     (4.35)   (1.68)         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.76)       (0.06)       (2.09)     (4.35)   (1.76)         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 20.48        16.07        11.88      15.60    17.26       16.09
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                                39.66**      35.82       (11.45)     20.51    20.19        8.72**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         25,450       18,902       20,587     27,240   35,649      32,347
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      0.62*        0.71         0.65       0.70     0.64        0.59*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       0.62*        0.71         0.65       0.70     0.64        0.59*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (0.07)*      (0.02)        0.30       0.43     1.08        0.92*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            54*          97          122        201      150          67
---------------------------------------------------------------------------------------------------------------------------

 *  Annualized.

**  Not annualized.

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT ACCOUNTING
     POLICIES Kemper Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than the other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                       Purchases                $811,789,059
                                       Proceeds from sales       946,664,133

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,290,368 for the six months ended March 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $132,516.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant

NOTES TO FINANCIAL STATEMENTS

                             to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $2,955,544, of which $414,004 was unpaid at March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the six months ended March 31, 2000 are $3,804,221, of which $1,089,869 was unpaid at March 31, 2000. In addition $5,016 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,927,258 for the six months ended March 31, 2000, of which $1,932,139 was unpaid at March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $66,092 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     MARCH 31, 2000                 SEPTEMBER 30, 1999
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                42,294,916    $ 777,319,279     45,110,454    $   674,753,589
                                       -------------------------------------------------------------------------------------
                                        Class B                 9,128,478    $ 153,291,079     14,097,353        198,182,746
                                       -------------------------------------------------------------------------------------
                                        Class C                 1,698,831    $  28,360,365      8,918,271        124,349,113
                                       -------------------------------------------------------------------------------------
                                        Class I                   140,880    $   2,648,928        305,404          4,765,806
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                        Class A                11,868,240      212,323,204        545,912          7,903,899
                                       -------------------------------------------------------------------------------------
                                        Class B                 3,199,318       52,724,750        187,669          2,548,546
                                       -------------------------------------------------------------------------------------
                                        Class C                   174,318        2,909,369          7,235             99,269
                                       -------------------------------------------------------------------------------------
                                        Class I                   112,562        2,054,263          6,762             99,332
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (47,894,205)    (882,679,952)   (66,868,785)    (1,009,461,661)
                                       -------------------------------------------------------------------------------------
                                        Class B                (6,399,625)    (141,460,840)   (17,906,651)      (254,201,670)
                                       -------------------------------------------------------------------------------------
                                        Class C                (1,475,844)     (24,520,373)    (8,586,442)      (120,182,177)
                                       -------------------------------------------------------------------------------------
                                        Class I                  (187,215)      (3,570,174)      (868,670)       (13,492,914)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 3,276,631    $  60,183,245     10,799,272        162,773,248
                                       -------------------------------------------------------------------------------------
                                        Class B                (3,542,707)     (60,183,245)   (11,534,355)      (162,773,248)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARES TRANSACTIONS
                                                                             $ 179,399,898                   $  (384,636,000)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $909 and $98,560, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES

NOTES

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President                    Assistant Secretary
                                  and Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee

THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com

TRUSTEES&OFFICERS

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unless preceded or accompanied by a
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)